UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 21, 2007

                      RARE Hospitality International, Inc.
               (Exact Name of Registrant as Specified in Charter)


         Georgia                   0-19924               58-1498312
         ------------------        -----------------     -------------------
         (State or Other           (Commission           (IRS Employer
         Jurisdiction of           File Number)          Identification No.)
         Incorporation)


                  8215 Roswell Rd, Bldg. 600, Atlanta, GA 30350
                   -------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (770) 399-9595
                       ----------------------------------
              (Registrant's Telephone Number, including Area Code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01    Regulation FD Disclosure.

             On June 21, 2007, the Company announced that it has completed the sale of its Bugaboo Creek concept for approximately $24 million, subject to customary post-closing adjustments, to Charlie Brown's Acquisition Corp., a steakhouse chain owned by Trimaran Capital Partners, the New York-based private asset management firm. The full text of the press release is set forth in
Exhibit 99.1 hereto.

             The information in this report, including the exhibit hereto, is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

    Exhibit Number       Description of Exhibit
    --------------       ----------------------
    99.1                 Press release issued June 21, 2007.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        RARE Hospitality International, Inc.

                          By:  /s/  W. DOUGLAS BENN
                          ----------------------------------------
                          Name:  W. Douglas Benn
                          Title: Executive Vice President, Finance
                                 and Chief Financial Officer


Date:  June 21, 2007